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www.novagold.com Page | 1 NOVAGOLD ENTERS INTO DEFINITIVE AGREEMENTS TO ACQUIRE 100% OF DONLIN GOLD Transaction Questions and Answers The following document outlines recommended narrative and transaction Q&As. Narrative Key Points: • NOVAGOLD RESOURCES INC. (“NOVAGOLD”) and Paulson Advisers LLC and their affiliates (“Paulson”) have entered into a series of definitive agreements (the “Transaction Agreements”), pursuant to which NOVAGOLD’s ownership interest in Donlin Gold LLC (“Donlin Gold”) will be increased from 60% to 100%, as a result of NOVAGOLD’s acquisition of Paulson’s 40% ownership interest in Donlin Gold in an all-share transaction. • A newly formed Delaware corporation (“NovaGold Corporation”) is proposed to acquire all issued and outstanding common shares of NOVAGOLD in exchange for shares of voting common stock of NovaGold Corporation at a 1:1 ratio. • NovaGold Corporation would combine Paulson’s NOVAGOLD ownership (which they have held since 2010) and Paulson’s Donlin Gold Holdings (40% interest in Donlin Gold) equity interest that would be contributed to NovaGold Corporation in exchange for shares of voting common stock and non-voting common stock, as applicable, which number of NovaGold Corporation shares will be determined based on a 10% discount to the equity value of Paulson’s 40% ownership interest in Donlin Gold implied by the equity value of NOVAGOLD based on the 10-day volume-weighted average price of NOVAGOLD’s common shares as of July 21, 2026 (the “Contribution”)–creating a leading U.S. domiciled gold developer with approximately US$4.2 billion equity value. • Paulson is subject to a lockup on the NovaGold Corporation shares acquired by way of the Contribution through the earliest of (i) completion of the project financing for Donlin Gold, (ii) Paulson owning less than 10% of the issued and outstanding equity securities of NovaGold Corporation, and (iii) the 3-year anniversary of the Effective Date, subject to certain exceptions. • The new company, NovaGold Corporation, would be a Delaware corporation intended to be listed on NYSE, of which NOVAGOLD shareholders would own approximately 65% and Paulson would indirectly own approximately 35% on a fully diluted basis. Inclusive of its existing equity ownership in NOVAGOLD, Paulson would own approximately 40% of the economic interest while its voting interest in New NG would be capped at 19.99%. • The Arrangement Agreement and transactions contemplated thereby are subject to NOVAGOLD shareholder approvals, court approvals, stock exchange approvals and customary closing conditions and are expected to close in the fourth quarter of 2026.

www.novagold.com Page | 2 • The new company creates immediate accretion to NOVAGOLD shareholders on multiple key metrics: net asset value per share; gold resources per share; and projected attributable production metrics. • Generates immediate accretion to NOVAGOLD shareholders on multiple key metrics, including: o Net asset value per share; o Attributable gold reserves and resources per share, through the addition of over 16 million ounces of measured and indicated resources, inclusive of 13 million ounces contained in proven and probable reserves1 ; and o Projected attributable production metrics increased by over 520,000 ounces of annual gold production in the first 10 years2 .. • Streamlined corporate decision-making and increased operational and capital efficiency at Donlin Gold, while preserving NOVAGOLD’s independent governance through specific lock-up, standstill and voting restrictions. • Establishes a single point of contact for engagement with key stakeholders, including longstanding Donlin Gold landowners, Calista Corporation (“Calista”) and The Kuskokwim Corporation (TKC). • Facilitates and expands access to private and official-sector capital, including governmental agencies and sovereign wealth funds, to support Donlin Gold’s next phase of project development. • Creates a better aligned structure with the formation of a new U.S. domiciled parent company. • Enhances potential future strategic opportunities for NOVAGOLD. • The NovaGold Corporation Board of Directors will be Co-Chaired by Thomas Kaplan and John Paulson and expanded from 10 to 11 directors. • NovaGold Corporation is designed to advance and streamline the development of the Donlin Gold project, expected to be America’s largest single gold mine. Questions & Answers Transaction Details 1 Donlin Gold data as per the report titled “NI 43-101 Technical Report on the Donlin Gold project, Alaska, USA”, dated as of November 30, 2025 (the “2025 Technical Report”) and the report titled “S-K 1300 Technical Report Summary on the Donlin Gold project, Alaska, USA”, dated November 30, 2025 (the “2025 Technical Report Summary”). Donlin Gold possesses Measured Resources of approximately 9 Mt grading 2.67 g/t and Indicated Resources of approximately 551 Mt grading 2.21 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 6 Mt of Measured Resources and approximately 330 Mt of Indicated Resources inclusive of Mineral Reserves is currently attributable to NOVAGOLD through its 60% ownership interest in Donlin Gold. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 1.4 Mt grading 1.18 g/t and Indicated Resources of approximately 175 Mt grading 1.32 g/t, of which approximately 0.9 Mt of Measured Resources and approximately 105 Mt of Indicated Resources exclusive of Mineral Reserves is currently attributable to NOVAGOLD. Donlin Gold possesses Proven Reserves of approximately 9 Mt grading 2.29 g/t and Probable Reserves of approximately 495 Mt grading 2.02 g/t, each on a 100% basis, of which approximately 6 Mt of Proven Reserves and approximately 297 Mt of Probable Reserves is attributable to NOVAGOLD. Mineral Reserve and Resources have been estimated in accordance with NI 43-101 and S-K 1300. 2 Anticipated average annual gold production during the first ten full years of the mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary.

www.novagold.com Page | 3 1. Why are NOVAGOLD and Paulson doing this transaction now? a. The simplification and redomiciling of NOVAGOLD represents a terrific opportunity to: i. Streamline corporate decision-making and increase operational efficiency at Donlin Gold; while preserving NOVAGOLD’s independent governance; ii. Generate immediate accretion for NOVAGOLD shareholders (including net asset value per share, and attributable gold resources per share through the addition of over 16 million ounces of measured and indicated resources, inclusive of mineral reserves); iii. Facilitate and expand access to private and official-sector capital, including governmental agencies and sovereign wealth funds, to support Donlin Gold’s next phase of development; iv. Create an accretive structure with the formation of a new U.S. domiciled parent company; and v. Enhance potential future strategic opportunities for NOVAGOLD. b. The result: the creation of a leading U.S. gold developer, with an approximately US$4.2 billion equity value and 100% ownership of Donlin Gold—which is expected to become the largest gold development project in the United States. 2. Can you walk us through the dilution math? a. As a part of the transaction, NOVAGOLD shareholders would receive accretive per-share value through the added 100% ownership of Donlin Gold. b. The NovaGold Corporation shares that Paulson will acquire in connection with the Contribution will be determined based on a 10% discount to the equity value of Paulson’s 40% ownership interest in Donlin Gold implied by the equity value of NOVAGOLD based on the 10-day volume-weighted average price of NOVAGOLD’s common shares as of July 21, 2026. c. As Paulson is accepting a 10% discount to the market value of his stake, this transaction is accretive to NOVAGOLD shareholders regardless of what the prevailing market price for NOVAGOLD is. d. NOVAGOLD shareholders would own approximately 65% of the new company and Paulson would indirectly own approximately 35% of the new company. i. On a fully diluted basis, inclusive of its existing equity ownership in NOVAGOLD, Paulson would own approximately 40% of NovaGold Corporation (which is inclusive of a 19.99% voting interest). e. NovaGold Corporation is proposed to acquire all issued and outstanding common shares of NOVAGOLD in exchange for shares of voting common stock of NovaGold Corporation at a 1:1 ratio. f. For NOVAGOLD shareholders, the deal not only generates immediate accretion across multiple key metrics, including net asset value per share, attributable gold resources per share (16 million ounces of measured and indicated resources, inclusive of 13 million ounces contained in proven and probable reserve), but shareholders also collectively receive 100% ownership in a leading U.S. gold developer at a discount to its implied equity value. 3. Why did John Paulson decide to do this? a. John shares the conviction that Donlin Gold represents a truly unique gold investment in its combination of attributes:

www.novagold.com Page | 4 i. Approximately 40 million ounces of gold at more than double the industry average grade (2.24 g/t)3 ; ii. An industry-leading production profile of 1.3 million ounces in its first decade4 ; iii. Exceptional exploration potential with the current resource occupying three kilometers of an eight-kilometer mineralized trend, representing 7.5% of a broader land package; iv. Low operating costs with a long mine life; and v. An optimal location in a prime jurisdiction in Alaska. b. The simplification and redomiciling of NOVAGOLD represents a terrific opportunity to align the company’s interests with those of the U.S.—the home of Donlin Gold. 4. Why did NOVAGOLD agree to this? a. For NOVAGOLD shareholders, NovaGold Corporation would generate immediate accretion on multiple key metrics, including net asset value per share, gold resources per share, and projected attributable production increase of 520,000 ounces of annual gold production in the first 10 years for a total of 1.3 million ounces annually5 .. b. NovaGold Corporation would create a leading U.S. gold developer with an approximately US$4.2 billion equity value and 100% ownership of Donlin Gold. c. As underscored by the game-changing joint acquisition of Donlin Gold, John Paulson and his team have demonstrated steadfast and loyal commitment as a partner and shareholder in Donlin Gold since 2010. Mr. Paulson will continue to be closely involved with NovaGold Corporation. d. The accretive consolidation of 100% of what is projected to become America’s largest single gold mine takes that conviction to a whole new level. 5. How do you justify Co-Chairs? Standard governance is one independent chairman. Isn't this structure designed to entrench Kaplan and Paulson? The Co-Chair structure recognizes the unique partnership between Dr. Kaplan and Mr. Paulson. Both have deep expertise in mining, financing, and development. Having two Co-Chairs can work extremely well when a company faces complex stakeholder environments, major capital projects, or transitional phases. Some of the benefits include but are not limited to: dual leadership bandwidth, stronger stakeholder relations, complementary expertise, strength of risk management, and improved representation in partnerships. 6. What conflicts of interest exist between Dr. Kaplan and Mr. Paulson? Who breaks ties? What's your conflict resolution process? a. Dr. Kaplan and Mr. Paulson have worked together successfully on Donlin Gold for 16 years without conflicts and in other investment vehicles for over 30 years. Electrum invested in NOVAGOLD in 2008, while Paulson bought his initial interest in 2010 and has been the Company’s second largest shareholder since 2010. Electrum and Paulson invested in Trilogy Metals and more recently Paulson invested $800 million in Donlin Gold Holdings LLC buying 40% of the Donlin Gold project from Barrick. b. We have robust governance policies and will implement appropriate conflict resolution mechanisms and procedures to adhere to best practices. 3 Refer to footnote 2 4 Refer to footnote 3 5 Refer to footnote 3

www.novagold.com Page | 5 7. How does this benefit the project? Does it streamline and expedite the development of the Donlin Gold? a. By consolidating 100% ownership of Donlin Gold with a dedicated management structure and single decision-making authority, we are removing governance redundancies and inefficiencies. b. Paulson's proven capital access, successful investment in Detour Lake, combined with a streamlined management structure, positions Donlin Gold to diligently advance efforts in a responsible manner toward production. 8. Why would Mr. Paulson want to do this transaction? Is he giving up some of his control? a. Mr. Paulson will serve as Co-Chair of the NovaGold Corporation Board of Directors alongside Dr. Kaplan, and Paulson will have another Paulson representative on the Board of Directors. b. This transaction provides Paulson with access to NovaGold Corporation, a leading U.S. gold developer with approximately $4.2 billion equity value. c. Paulson’s Donlin Gold Holdings equity interests would be contributed to NovaGold Corporation in exchange for shares of voting common stock and non-voting common stock of NovaGold Corporation, as applicable, which number of NovaGold Corporation shares will be determined based on a 10% discount to the equity value of Paulson’s 40% ownership interest in Donlin Gold implied by the equity value of NOVAGOLD based on the 10-day volume-weighted average price of NOVAGOLD’s common shares as of July 21, 2026. 9. Is Paulson subject to a lock-up? What happens if he sells his shares? a. Yes, Paulson will be subject to a lock-up. b. Paulson will be subject to a lock-up period that expires upon the earliest of: (i) completion of the project financing for Donlin Gold, (ii) Paulson owning less than 10% of the issued and outstanding equity securities of NovaGold Corporation, and (iii) the 3-year anniversary of the Effective Date, subject to certain exceptions set forth below. c. Paulson has entered into an investor rights agreement with NovaGold Corporation, which contains, among other things, the lock-up described above, customary standstill provisions and voting restrictions, including the agreement to vote its shares in NovaGold Corporation in accordance with the NovaGold Corporation Board of Directors’ recommendation on director nominations, except as set forth below. d. Paulson’s obligations under the lock-up and voting restrictions fall away in certain limited circumstances where Paulson or its designees (or Paulson’s proposed replacements) are not nominated to the NovaGold Corporation Board of Directors or Nominating and Governance Committee in accordance with the Transaction Agreements. e. Paulson will have the right to nominate two directors (including Mr. Paulson (as Co-Chair and member of the Corporate Governance & Nominating Committee)), as long as its equity ownership remains above 15% of the issued and outstanding common shares of NovaGold Corporation, and one director as long as its equity ownership remains between 10% and 15% of the issued and outstanding common shares of NovaGold Corporation. If Paulson’s equity ownership falls below 10%, it will no longer have a contractual right to nominate any director. Paulson intends to nominate Paulson partner Marcelo Kim as the second board designee to the NovaGold Corporation Board. 10. What are Paulson’s longer-term plans for his investment in NOVAGOLD? Will he stay invested in the company after his lock-up terminates?

www.novagold.com Page | 6 a. Paulson has been an exceptional, long-term partner for NOVAGOLD and we anticipate him continuing to support the company as NovaGold Corporation continues to grow. 11. How does this impact NOVAGOLD’s valuation? a. The transaction creates a leading U.S. gold developer, with an approximately US$4.2 billion equity value and 100% ownership of Donlin Gold. b. We believe that NovaGold Corporation should receive a premium valuation as a consolidated company based on the quality of Donlin Gold, its tier one jurisdiction, and the strong sponsorship and support of Dr. Kaplan and Mr. Paulson. 12. Will you remain dual listed (NYSE, TSX)? a. NovaGold Corporation will be listed on the NYSE’s Big Board. b. The US market is the world’s most liquid market and holds listings for most of the world’s leading gold companies. 13. Will you change the location of your corporate office? a. We will continue to operate our corporate operations out of Vancouver, Canada and in the Salt Lake City office in the U.S. Shareholder Reaction 14. What do you believe the shareholder reaction will be? a. Based on the shareholder-friendly accretive conditions that are protective of NOVAGOLD’s independent governance; as well as the NOVAGOLD Board of Directors unanimous recommendation that NOVAGOLD shareholders vote in favor of the Arrangement and the transactions contemplated thereunder, NOVAGOLD and Paulson’s belief is that the reaction will be overwhelmingly positive. b. Key benefits for NOVAGOLD shareholders include: i. Streamlines corporate decision-making and increases operational efficiency at Donlin Gold, while preserving NOVAGOLD’s [independent governance]; ii. Generates immediate accretion for NOVAGOLD shareholders (including net asset value per share, and gold resources per share through the addition of over 16 million attributable gold ounces of measured and indicated resources for a total of approximately 40 million gold ounces of measured and indicated resources, inclusive of mineral reserves)6 ; iii. Facilitates and expands access to private and official-sector capital, including governmental agencies and sovereign wealth funds, to support Donlin Gold’s next leg of development; iv. Creates an accretive structure with the formation of a new U.S.-domiciled company; and v. Enhances potential future strategic opportunities for NOVAGOLD. 15. Does NOVAGOLD have sufficient funds to complete the BFS? What is the run rate with the current cash on hand? a. Yes, with $370.2 million as of the end of the second quarter 2026, NOVAGOLD has sufficient cash on hand to complete the BFS. 6 Refer to footnote 2

www.novagold.com Page | 7 b. The 2026 guidance was $98.5 million and total spend year-to-date as of May 31, 2026 was $45.4 million. c. 2027 guidance will be provided in January. Gold Market & Costs 16. Spot gold struck below $4,000 recently—a significant decline from the $5,000-plus high earlier this year. Did this impact decision making? How will it impact Donlin Gold’s margins? a. Donlin Gold’s all-in sustaining costs are approximately $926 per ounce—competitive among large North American gold development projects and well below recent lows. b. Donlin Gold remains a highly robust project, and our decision-making continues to be guided by its long-term fundamentals rather than short-term movements in the gold price. c. The 2025 Technical Report demonstrates that the project generates strong margins and a post-tax NPV (5%) of approximately US$3.0 billion using a conservative base case gold price of US$2,100/oz; at today's gold price of more than US$4,000/oz, Donlin Gold remains economically robust and offers extraordinary leverage to the gold price, with an estimated value exceeding US$50 billion on a 0% discount basis (approximately US$20 billion at a 5% discount rate). Demand for gold will continue as the supply of high-grade, large-scale gold projects remains limited7 .. d. Donlin Gold is expected to have a life-of-mine of approximately 27 years. NOVAGOLD has a long-term view and a conservative approach to responsible development utilizing best practices to allow the project to operate long into the future. In turn this can provide meaningful economic benefits for Donlin Gold and NOVAGOLD stakeholders. 17. How has inflation and energy costs impacted the project’s margins? a. Donlin Gold is uniquely positioned due to its proximity and potential access to the Alaska LNG Pipeline, which could provide access to lower-cost in-state power. As per the 2025 Technical Report, Donlin Gold had envisioned importing LNG via the Cook Inlet, making Alaska LNG a strong strategic fit. b. Glenfarne's proposed pipeline from the North Slope to Cook Inlet could serve as a major catalyst by providing cleaner, lower-cost energy to the project. Donlin would expect to use approximately 50% of the pipeline capacity, leaving room for other users and creating opportunities to deliver lower-cost energy throughout the Y-K region. c. Commercial discussions are underway – Donlin Gold signed a non-binding Letter of Intent in January 2026 with Glenfarne Alaska LNG, the majority owner and developer of the Alaska LNG Project, to evaluate potential Alaska LNG natural gas supply and related infrastructure to power the mine. The LOI also contemplates Glenfarne potentially building and operating Donlin Gold's pipeline and power plant, reducing upfront capital requirements while providing an efficient long-term energy solution. 7 Donlin Gold estimates as per the 2025 Technical Report and the 2025 Technical Report Summary, except as noted below. All dollar figures are in USD, represent 100% of the project of which NOVAGOLD’s share is 60%, and reflect after-tax net present value (at 0% and 5% discount rates) of the Donlin Gold project using the reference date of start of Year -06 as the first year of discounting. Gold price sensitivity was evaluated as part of the 2025 Technical Report and the 2025 Technical Report Summary. At a 5% discount rate, the net present value is: ($787M) @ $1,470 gold; $1,206M @ $1,680 gold; $3,128M @ $1,890 gold; $5,058M @ $2,100 gold; $6,940M @ $2,310 gold; $8,681M @ $2,520 gold; and $10,235M @ $2,730 gold. Additional sensitivity analysis at $2,500, $3,000, $3,500, $4,000, $4,500 and $5,000 gold was performed by the Company, calculated on the same basis as the 2025 Technical Report and the 2025 Technical Report Summary. No adjustments were made to capital and operating cost estimates for the additional sensitivity analysis. The project requires a gold price of approximately $1,342 per ounce to break even on an undiscounted cash flow basis and a gold price of approximately $1,554 per ounce to break even on a 5% discounted basis.

www.novagold.com Page | 8 d. A reliable, secure supply of economic natural gas from Alaska LNG has the potential to enhance Donlin Gold's value and upside by supporting the project's permitted pipeline from the Cook Inlet to the mine site. e. Donlin continues to advance permitting for both diesel barge logistics and pipeline supply to maintain maximum operational flexibility, ensuring reliability regardless of infrastructure timelines. Donlin Gold Project & Operations 18. What are next steps for Donlin Gold? What is the project timeline? a. Donlin Gold continues to advance as noted in the Company’s latest second quarter results on June 24, 2026 with the Bankable Feasibility Study (BFS). Fluor as the lead engineering firm is integrating major work packages and coordinating with Specialist Contractors on key infrastructure. b. The target completion for the BFS is 2027. Sustainability / ESG / Local Engagement 19. Is there a possibility that advocacy groups, Earthjustice specifically, will continue to push back on the mine’s development? a. NOVAGOLD has long been committed to honoring local traditions, preserving the region's long-term ecological health, and enhancing the economic and social wellbeing of surrounding communities, but we cannot control the activities of third parties that oppose domestic mining. b. NOVAGOLD prioritizes ecological stewardship and is firmly committed to preserving the environment for future generations. c. NOVAGOLD and Donlin Gold also welcome the opportunity to engage regionally and with advocacy groups in order to share knowledge about the project, listen to concerns and respond or adapt accordingly. d. Local oversight from the two Native Corporation landowners, Calista and TKC plays a critical role in all phases of the Donlin Gold project and long after activities cease. 20. How will the transaction impact existing agreements with Calista and TKC? a. There will be no impact. All existing agreements stay in place, as-is. Together with Donlin Gold’s Native Corporation landowners, Calista and TKC, NOVAGOLD shares a commitment to responsibly advance the Donlin Gold project. Out of Scope 21. Can you comment on your other projects (Sunshine Silver, Sinda; Stibnite Gold Project)? a. PR rep to respond: Any questions outside of the Donlin Gold project or NovaGold Corporation will have to be handled separately. 22. What are your thoughts on the new Administration’s progress? a. PR rep to respond: Any questions outside of the Donlin Gold project or NovaGold Corporation will have to be handled separately. Is your question about our view on the Administration’s impact on mining in the United States and Donlin Gold? Or EOs related to mining in Alaska?

www.novagold.com Page | 9 Cautionary Note Regarding Forward-Looking Statements This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the Transactions; the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on NovaGold Corporation and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including but not limited to the following, which could prove to be inaccurate: the expected outcomes of the Transactions, the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions, the expected synergies related to the Transactions in respect of strategy, operations and other matters, projections related to expansion, our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the Donlin Gold project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law. Important Information and Where to Find It In connection with the proposed Transactions, NOVAGOLD expects to file a proxy statement on Schedule 14A with the SEC and applicable Canadian Securities Regulators that will be mailed or otherwise disseminated to security holders of NOVAGOLD seeking their approval of the transactions-related proposals. NOVAGOLD also may file other documents with the SEC and applicable Canadian Securities Regulators regarding the proposed Transactions. None of the securities to be issued pursuant to the proposed Transactions are anticipated to be registered under the U.S. Securities Act of 1933, as amended (the U.S. Securities Act”) or any U.S. state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements under the U.S. Securities Act and applicable exemptions under U.S. state securities laws. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. This communication is not a substitute for the proxy statement or any other document that NOVAGOLD may file in connection with the proposed Transactions. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/.

www.novagold.com Page | 10 Participants in the Solicitation NOVAGOLD and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding NOVAGOLD’s directors and executive officers and other persons who may be deemed to be participants in the solicitation of shareholders of NOVAGOLD in connection with the proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement, which will be filed with the SEC and applicable Canadian Securities Regulators. Information regarding NOVAGOLD’s directors and executive officers is contained in NOVAGOLD’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 25, 2026. To the extent the holdings of the NOVAGOLD securities by the NOVAGOLD directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants in the proxy solicitation and a description of their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents (when they become available) using the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the Transactions; the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on NovaGold Corporation and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including but not limited to the following, which could prove to be inaccurate: the expected outcomes of the Transactions, the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions, the expected synergies related to the Transactions in respect of strategy, operations and other matters, projections related to expansion, our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary;  estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the Donlin Gold project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Important Information and Where to Find It

In connection with the proposed Transactions, NOVAGOLD expects to file a proxy statement on Schedule 14A with the SEC and applicable Canadian Securities Regulators that will be mailed or otherwise disseminated to security holders of NOVAGOLD seeking their approval of the transactions-related proposals. NOVAGOLD also may file other documents with the SEC and applicable Canadian Securities Regulators regarding the proposed Transactions. None of the securities to be issued pursuant to the proposed Transactions are anticipated to be registered under the U.S. Securities Act of 1933, as amended (the U.S. Securities Act”) or any U.S. state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements under the U.S. Securities Act and applicable exemptions under U.S. state securities laws. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. This communication is not a substitute for the proxy statement or any other document that NOVAGOLD may file in connection with the proposed Transactions. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/.

Participants in the Solicitation

NOVAGOLD and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding NOVAGOLD’s directors and executive officers and other persons who may be deemed to be participants in the solicitation of shareholders of NOVAGOLD in connection with the proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement, which will be filed with the SEC and applicable Canadian Securities Regulators. Information regarding NOVAGOLD’s directors and executive officers is contained in NOVAGOLD’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 25, 2026. To the extent the holdings of the NOVAGOLD securities by the NOVAGOLD directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants in the proxy solicitation and a description of their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents (when they become available) using the sources indicated above.